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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15D OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) June 1, 2007
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                          WILMINGTON TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)


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
               Delaware                                   1-14659                          51-0328154
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(State or other jurisdiction of incorporation)     (Commission File Number)    (IRS Employer Identification Number)
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                     Wilmington Trust Corporation
                          Rodney Square North
                       1100 North Market Street
                         Wilmington, Delaware             19890
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (302) 651-1000
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         (Former names or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On June 1, 2007, the Board of Directors of Wilmington Trust Corporation (the "Corporation") elected Oliver Sockwell a member of the Board's Class of 2010.

Mr. Sockwell most recently served as Executive-in-Residence at the Columbia University Graduate School of Business from 1998 to 2003. At Columbia, he taught principles of executive leadership, counseled students and alumni, and consulted on special projects for the dean and other senior administrators.

Previously, Mr. Sockwell served as President and Chief Executive Officer of the Construction Loan Insurance Association ("Connie Lee") and of its operating subsidiary, Connie Lee Insurance Company, from 1987 until 1997. Connie Lee, a for-profit, "AAA" rated municipal bond insurance company, provided credit enhancement for bonds issued by colleges, universities, and hospitals. Mr. Sockwell previously served in a variety of capacities for the Student Loan Marketing Association from 1974 until 1987, including as Executive Vice President, Finance, Administration and Planning.

Mr. Sockwell is a director of R.R. Donnelly & Sons and at Liz Claiborne, Inc. He is also on the Board of Overseers of Columbia University Graduate School of Business as well as a director of the Eugene Lang Center for Entrepreneurship. He previously was a director of Ford's Theatre, the District of Columbia Retirement Fund, the Washington Urban League, the Association of Financial Guaranty Insurers, Management Leadership for Tomorrow, and the National Center for Learning Disabilities. He is the Chairman of the Capitol City Foundation, which provides financial support to schools and charitable service organizations.

As previously disclosed in our proxy statement, Wilmington Trust's directors receive an annual retainer of $30,000 and $2,000 for each Board meeting and $1,200 for each committee meeting they attend.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                WILMINGTON TRUST CORPORATION




Dated:  June 1, 2007            By:  /s/ Ted T. Cecala
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                                  Name:  Ted T. Cecala,
                                  Title: Chairman of the Board and
                                         Chief Executive Officer




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